                                                        Exhibit 10.44

                            WAIVER OF REGISTRATION RIGHTS



Triangle Pharmaceuticals, Inc.
4 University Place, 4611 University Drive
Durham, North Carolina 27707
Attention: Chris A. Rallis

    Re:  Public Offering of Common Stock of Triangle Pharmaceuticals, Inc.
         -----------------------------------------------------------------

Dear Mr. Rallis:

    In consideration of the proposed initial underwritten public offering of Common Stock of Triangle Pharmaceuticals, Inc. a Delaware corporation (the "Company"), to be managed by Dillon, Reed & Co. Inc. and Bear, Stearns & Co. Inc. (collectively, the "Representatives"), expected to be consummated on or prior to December 31, 1996 (the "Public Offering"), the undersigned hereby waives (i) the rights, under that certain Restated Investors' Rights Agreement dated June 11, 1996 (the "Investors' Agreement") between the Company and the individuals and entities listed on Schedule A thereto (the "Investors"), of the Investors to cause the Company to register the resale of the Investors' Registrable Securities, as defined in the Investors' Agreement, as part of the Public Offering, and (ii) the requirement to notify the Investors of the Public Offering as set forth in the Investors' Agreement.

Dated: September 5, 1996                    Very truly yours,







                                       ----------------------------------------
                                       (Print Name of Investor)


                                       By:
                                          -------------------------------------
                                          Name

                                          -------------------------------------
                                          Title

                            WAIVER OF REGISTRATION RIGHTS



Triangle Pharmaceuticals, Inc.
4 University Place, 4611 University Drive
Durham, North Carolina 27707
Attention: Chris A. Rallis

    Re:  Public Offering of Common Stock of Triangle Pharmaceuticals, Inc.
         -----------------------------------------------------------------

Dear Mr. Rallis:

    In consideration of the proposed initial underwritten public offering of Common Stock of Triangle Pharmaceuticals, Inc. a Delaware corporation (the "Company"), to be managed by Dillon, Reed & Co. Inc. and Bear, Stearns & Co. Inc. (collectively, the "Representatives"), expected to be consummated on or prior to December 31, 1996 (the "Public Offering"), the undersigned hereby waives (i) the rights under that certain Amended and Restated Investors' Rights Agreement dated April 17, 1996 (the "Investors' Agreement"), between the Company and the individuals and entities listed on Schedule A thereto (the "Investors"), of the Investors to cause the Company to register the resale of the Investors' Registrable Securities, as defined in the Investors' Agreement, as part of the Public Offering, and (ii) the requirement to notify the Investors of the Public Offering as set forth in the Investors' Agreement.

Dated: September 5, 1996                    Very truly yours,







                                       ----------------------------------------
                                       (Print Name of Investor)


                                       By:
                                          -------------------------------------
                                          Name

                                          -------------------------------------
                                          Title